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                                                                    EXHIBIT 23.7

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this S-4 Registration Statement of our report dated May 5, 1998 on the December 31, 1997 MedSource, Inc. financial statements included in NCO Group, Inc.'s Form 8-k filed on May 4, 1998 and to all references to our Firm included in this Registration Statement.




                                                       /s/ Arthur Andersen LLP
                                                       -------------------------
                                                       ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
February 26, 1999